Exhibit 99
                              FINANCIAL PROJECTIONS


                                        Financial Projections - Income Statement
                                                    Summary (2000-2005)

                                                  2000              2001               2002              2003
Revenue
  Vehicle Sales  (Dollars)               $ 450,000,000.00  $ 900,000,000.00 $ 1,800,000,000.00 $ 2,700,000,000.00
  Vehicle Sales    (Units)                         90,000           180,000            360,000            540,000
Commission Rate                                      2.50%             2.50%              2.50%              2.50%

                                       ==========================================================================
         Total Gross Revenue              $ 11,250,000.00   $ 22,500,000.00    $ 45,000,000.00   $ 67,500,000.00
                                       ==========================================================================

Operating Expenses

  Sales & Marketing Expense
         Advertising                       $ 6,500,000.00      $ 300,000.00       $ 400,000.00      $ 500,000.00
         Direct Mail                       $ 1,500,000.00       $ 45,000.00        $ 45,000.00       $ 45,000.00
         Entertainment                        $ 60,000.00       $ 60,000.00       $ 120,000.00      $ 240,000.00
         Literature                          $ 200,000.00       $ 25,000.00        $ 25,000.00       $ 25,000.00
         Promotions                        $ 2,770,000.00      $ 135,000.00       $ 135,000.00      $ 135,000.00
         Sales Staff                         $ 250,000.00      $ 250,000.00       $ 500,000.00    $ 1,000,000.00
         Seminars                          $ 3,500,000.00
         Support Staff                       $ 105,000.00      $ 105,000.00       $ 210,000.00      $ 350,000.00
         Trade Shows                         $ 500,000.00       $ 24,000.00        $ 24,000.00       $ 24,000.00
         Travel                              $ 200,000.00       $ 60,000.00       $ 120,000.00      $ 240,000.00
                                       --------------------------------------------------------------------------
               Total Sales & Marketing    $ 15,585,000.00    $ 1,004,000.00     $ 1,579,000.00    $ 2,559,000.00
                                       --------------------------------------------------------------------------
               % of Total Sales                    138.53%             4.46%              3.51%             3.79%

   General & Admisitrative Expenses
         Accounting Services                  $ 10,000.00       $ 20,000.00        $ 25,000.00       $ 30,000.00
         Connectivity                          $ 5,400.00       $ 10,800.00        $ 10,800.00       $ 10,800.00
         Credit Card Processing              $ 292,500.00      $ 585,000.00     $ 1,170,000.00    $ 1,755,000.00
         Customer Support                      $ 4,500.00        $ 9,000.00        $ 12,000.00       $ 15,000.00
         Depreciation                              $ -          $331,000.00        $361,000.00       $376,000.00
         Entertainment                        $ 12,500.00       $ 25,000.00        $ 25,000.00       $ 25,000.00
         Hosting Fees                         $ 24,000.00       $ 48,000.00        $ 48,000.00       $ 48,000.00
         Legal Services                       $ 15,000.00       $ 30,000.00        $ 30,000.00       $ 30,000.00
         Long Distance                         $ 4,000.00        $ 8,000.00        $ 10,000.00       $ 12,000.00
         Management Salaries                 $ 107,500.00      $ 215,000.00       $ 215,000.00      $ 215,000.00
         Office Rent                          $ 11,100.00       $ 22,200.00        $ 22,200.00       $ 22,200.00
         Office Supplies                       $ 2,500.00        $ 5,000.00         $ 5,000.00        $ 5,000.00
         Payroll Tax                           $ 9,298.75       $ 18,597.50        $ 18,597.50       $ 18,597.50
         Phone                                 $ 2,500.00        $ 5,000.00         $ 6,000.00        $ 7,000.00
                                       --------------------------------------------------------------------------
               Total G & A Expense           $ 500,798.75    $ 1,332,597.50     $ 1,958,597.50    $ 2,569,597.50
                                       --------------------------------------------------------------------------
               % of Total Sales                      4.45%             5.92%              4.35%             3.81%

  Research & Development Expenses
         Application Development             $ 367,000.00      $ 100,000.00        $ 25,000.00       $ 25,000.00
         Equipment                            $ 50,000.00       $ 50,000.00        $ 50,000.00       $ 50,000.00
                                       --------------------------------------------------------------------------
               Total R & D Expense           $ 417,000.00      $ 150,000.00        $ 75,000.00       $ 75,000.00
                                       --------------------------------------------------------------------------
               % of Total Sales                      3.71%             0.67%              0.17%             0.11%

                                       ==========================================================================
Total Operating Expenses                  $ 16,502,799.46    $ 2,486,597.55     $ 3,612,597.54    $ 5,203,597.54
                                       ==========================================================================
               % of Total Sales                       147%               11%                 8%                8%

Gross Income                              $ (5,252,799.46)  $ 20,013,402.45    $ 41,387,402.46   $ 62,296,402.46
Income Tax                                         $ -       $ 7,004,690.85    $ 14,485,590.85   $ 21,803,740.85
                                       ==========================================================================
Net Income                                $ (5,252,799.46)  $ 13,008,711.60    $ 26,901,811.61   $ 40,492,661.61
                                       ==========================================================================

Shares Issued and Outstanding                   9,112,645         9,112,645          9,112,645         9,112,645
Earnings per Share                                $ (0.58)           $ 1.43             $ 2.95            $ 4.44

Calculation of Estimated Income Tax
Year to Date Taxable Income               $ (5,252,799.46)  $ 20,013,402.45    $ 41,387,402.46   $ 62,296,402.46
Income Tax Brackets
               -    50,000       15%              NONE           $ 7,500.00         $ 7,500.00        $ 7,500.00
          50,000    75,000       25%              NONE           $ 6,250.00         $ 6,250.00        $ 6,250.00
          75,000   100,000       34%              NONE           $ 8,500.00         $ 8,500.00        $ 8,500.00
         100,000   335,000       39%              NONE          $ 91,650.00        $ 91,650.00       $ 91,650.00
         335,000 10,000,000      34%              NONE       $ 3,286,100.00     $ 3,286,100.00    $ 3,286,100.00
      10,000,000 15,000,000      35%              NONE       $ 1,750,000.00     $ 1,750,000.00    $ 1,750,000.00
      15,000,000 18,333,333      38%              NONE       $ 1,266,666.54     $ 1,266,666.54    $ 1,266,666.54
      18,333,333                 35%              NONE         $ 588,024.31     $ 8,068,924.31   $ 15,387,074.31
                                       ==========================================================================
       Tax Attributable to Current Month           $ -       $ 7,004,690.85    $ 14,485,590.85   $ 21,803,740.85
                                       ==========================================================================


                                        Financial Projections - Income Statement
                                                    Summary (2000-2005)
                                                         (Continued)


                                              2004                 2005                Total
Revenue
  Vehicle Sales  (Dollars)              $ 3,600,000,000.00   $ 4,500,000,000.00 $ 13,950,000,000.00
  Vehicle Sales    (Units)                         720,000              900,000           2,790,000
Commission Rate                                       2.50%                2.50%               2.50%

                                    =============================================================
         Total Gross Revenue               $ 90,000,000.00     $ 112,500,000.00    $ 348,750,000.00
                                    =============================================================

Operating Expenses

  Sales & Marketing Expense
         Advertising                          $ 600,000.00         $ 700,000.00      $ 9,000,000.00
         Direct Mail                           $ 45,000.00          $ 45,000.00      $ 1,725,000.00
         Entertainment                        $ 240,000.00         $ 240,000.00        $ 960,000.00
         Literature                            $ 25,000.00          $ 25,000.00        $ 325,000.00
         Promotions                           $ 135,000.00         $ 135,000.00      $ 3,445,000.00
         Sales Staff                        $ 1,000,000.00       $ 1,000,000.00      $ 4,000,000.00
         Seminars
         Support Staff                        $ 350,000.00         $ 350,000.00      $ 1,470,000.00
         Trade Shows                           $ 24,000.00          $ 24,000.00        $ 620,000.00
         Travel                               $ 240,000.00         $ 240,000.00      $ 1,100,000.00
                                    -------------------------------------------------------------
               Total Sales & Marketing      $ 2,659,000.00       $ 2,759,000.00     $ 22,645,000.00
                                    -------------------------------------------------------------
               % of Total Sales                       2.95%                2.45%               6.49%

   General & Admisitrative Expenses
         Accounting Services                   $ 35,000.00          $ 40,000.00        $ 160,000.00
         Connectivity                          $ 10,800.00          $ 10,800.00         $ 59,400.00
         Credit Card Processing             $ 2,340,000.00       $ 2,925,000.00      $ 9,067,500.00
         Customer Support                      $ 18,000.00          $ 21,000.00         $ 79,500.00
         Depreciation                          $391,000.00          $404,000.00      $ 1,863,000.00
         Entertainment                         $ 25,000.00          $ 25,000.00        $ 137,500.00
         Hosting Fees                          $ 48,000.00          $ 48,000.00        $ 264,000.00
         Legal Services                        $ 30,000.00          $ 30,000.00        $ 165,000.00
         Long Distance                         $ 14,000.00          $ 16,000.00         $ 64,000.00
         Management Salaries                  $ 215,000.00         $ 215,000.00      $ 1,182,500.00
         Office Rent                           $ 22,200.00          $ 22,200.00        $ 122,100.00
         Office Supplies                        $ 5,000.00           $ 5,000.00         $ 27,500.00
         Payroll Tax                           $ 18,597.50          $ 18,597.50        $ 102,286.25
         Phone                                  $ 8,000.00           $ 9,000.00         $ 37,500.00
                                       -------------------------------------------------------------
               Total G & A Expense          $ 3,180,597.50       $ 3,789,597.50     $ 13,331,786.25
                                       -------------------------------------------------------------
               % of Total Sales                       3.53%                3.37%               3.82%

  Research & Development Expenses
         Application Development               $ 25,000.00          $ 25,000.00        $ 567,000.00
         Equipment                             $ 50,000.00          $ 50,000.00        $ 300,000.00
                                       -------------------------------------------------------------
               Total R & D Expense             $ 75,000.00          $ 75,000.00        $ 867,000.00
                                       -------------------------------------------------------------
               % of Total Sales                       0.08%                0.07%               0.25%

                                       =============================================================
Total Operating Expenses                    $ 5,914,597.53       $ 6,623,597.53     $ 36,843,786.30
                                       =============================================================
               % of Total Sales                       7%                   6%                 11%

Gross Income                               $ 84,085,402.47     $ 105,876,402.47    $ 308,406,212.86
Income Tax                                 $ 29,429,890.85      $ 37,056,740.85    $ 109,780,654.26
                                       =============================================================
Net Income                                 $ 54,655,511.62      $ 68,819,661.62    $ 198,625,558.60
                                       =============================================================

Shares Issued and Outstanding                    9,112,645            9,112,645      $ 9,500,000.00
Earnings per Share                                  $ 6.00               $ 7.55             $ 20.91

Calculation of Estimated Income Tax
Year to Date Taxable Income                $ 84,085,402.47     $ 105,876,402.47    $ 308,406,212.84
Income Tax Brackets
               -    50,000       15%            $ 7,500.00           $ 7,500.00         $ 30,000.00
          50,000    75,000       25%            $ 6,250.00           $ 6,250.00         $ 25,000.00
          75,000   100,000       34%            $ 8,500.00           $ 8,500.00         $ 34,000.00
         100,000   335,000       39%           $ 91,650.00          $ 91,650.00        $ 366,600.00
         335,000 10,000,000      34%        $ 3,286,100.00       $ 3,286,100.00     $ 13,144,400.00
      10,000,000 15,000,000      35%        $ 1,750,000.00       $ 1,750,000.00      $ 7,000,000.00
      15,000,000 18,333,333      38%        $ 1,266,666.54       $ 1,266,666.54      $ 5,066,666.16
      18,333,333                 35%       $ 23,013,224.31      $ 30,640,074.31     $ 47,057,247.24
                                       =============================================================
       Tax Attributable to Current Month   $ 29,429,890.85      $ 37,056,740.85     $ 72,723,913.40
                                       =============================================================


                                               Financial Projections - Cash Flow
                                                       For Years 2000-2005




                                                2000              2001               2002              2003

 Beginning Cash                           $          -     $ 19,157,643.25   $ 32,392,354.90   $ 59,543,166.55

  Cash Receipts
      Commission                          $ 11,250,000.00  $ 22,500,000.00   $ 45,000,000.00   $ 67,500,000.00

                                       =====================================================================
          Total Cash Receipts             $ 11,250,000.00  $ 22,500,000.00   $ 45,000,000.00   $ 67,500,000.00
                                       =====================================================================

 Cash Disbursements
  Sales & Marketing Expense
         Advertising                       $ 6,500,000.00     $ 300,000.00      $ 400,000.00      $ 500,000.00
         Direct Mail                       $ 1,500,000.00      $ 45,000.00       $ 45,000.00       $ 45,000.00
         Entertainment                        $ 60,000.00      $ 60,000.00      $ 120,000.00      $ 240,000.00
         Literature                          $ 200,000.00      $ 25,000.00       $ 25,000.00       $ 25,000.00
         Promotions                        $ 2,770,000.00     $ 135,000.00      $ 135,000.00      $ 135,000.00
         Sales Staff                         $ 250,000.00     $ 250,000.00      $ 500,000.00    $ 1,000,000.00
         Support Staff                       $ 105,000.00     $ 105,000.00      $ 210,000.00      $ 350,000.00
         Trade Shows                         $ 500,000.00      $ 24,000.00       $ 24,000.00       $ 24,000.00
         Travel                              $ 200,000.00      $ 60,000.00      $ 120,000.00      $ 240,000.00
                                       ---------------------------------------------------------------------
               Total Sales & Marketing    $ 12,085,000.00   $ 1,004,000.00    $ 1,579,000.00    $ 2,559,000.00
                                       ---------------------------------------------------------------------

   General & Admisitrative Expenses
         Accounting Services                  $ 10,000.00      $ 20,000.00       $ 25,000.00       $ 30,000.00
         Connectivity                          $ 5,400.00      $ 10,800.00       $ 10,800.00       $ 10,800.00
         Credit Card Processing              $ 292,500.00     $ 585,000.00    $ 1,170,000.00    $ 1,755,000.00
         Customer Support                      $ 4,500.00       $ 9,000.00       $ 12,000.00       $ 15,000.00
         Entertainment                        $ 12,500.00      $ 25,000.00       $ 25,000.00       $ 25,000.00
         Hosting Fees                         $ 24,000.00      $ 48,000.00       $ 48,000.00       $ 48,000.00
         Legal Services                       $ 15,000.00      $ 30,000.00       $ 30,000.00       $ 30,000.00
         Long Distance                         $ 4,000.00       $ 8,000.00       $ 10,000.00       $ 12,000.00
         Management Salaries                 $ 107,500.00     $ 215,000.00      $ 215,000.00      $ 215,000.00
         Office Rent                          $ 11,100.00      $ 22,200.00       $ 22,200.00       $ 22,200.00
         Office Supplies                       $ 2,500.00       $ 5,000.00        $ 5,000.00        $ 5,000.00
         Payroll Tax                           $ 9,298.75      $ 18,597.50       $ 18,597.50       $ 18,597.50
         Phone                                 $ 2,500.00       $ 5,000.00        $ 6,000.00        $ 7,000.00
                                       ---------------------------------------------------------------------
               Total G & A Expense           $ 500,798.75   $ 1,001,597.50    $ 1,597,597.50    $ 2,193,597.50
                                       ---------------------------------------------------------------------

  Research & Development Expenses
         Application Development             $ 367,000.00     $ 100,000.00       $ 25,000.00       $ 25,000.00
         Equipment                            $ 50,000.00      $ 50,000.00       $ 50,000.00       $ 50,000.00
                                       ---------------------------------------------------------------------
               Total R & D Expense           $ 417,000.00     $ 150,000.00       $ 75,000.00       $ 75,000.00
                                       ---------------------------------------------------------------------

                                       =====================================================================
         Total Cash Disbursements         $ 13,002,798.75   $ 2,155,597.50    $ 3,251,597.50    $ 4,827,597.50
                                       =====================================================================


   Gross proceeds from sale of stock      $ 28,500,000.00           $ -               $ -               $ -
   15% commission (if b/d is used)         $ 4,275,000.00           $ -               $ -               $ -
      Net proceeds from sale of stock     $ 24,225,000.00           $ -               $ -               $ -

   Income Tax                              $ 3,314,558.00   $ 7,109,690.85   $ 14,597,590.85   $ 21,917,490.85

                                       =====================================================================
 Ending Cash                              $ 19,157,643.25  $ 32,392,354.90   $ 59,543,166.55  $ 100,298,078.20
                                       =====================================================================

                                               Financial Projections - Cash Flow
                                                       For Years 2000-2005
                                                            (Continued)




                                                  2004             2005              Total

 Beginning Cash                           $ 100,298,078.20  $ 155,229,089.84  $          -

  Cash Receipts
      Commission                           $ 90,000,000.00  $ 112,500,000.00  $ 348,750,000.00

                                          =====================================================
          Total Cash Receipts              $ 90,000,000.00  $ 112,500,000.00  $ 348,750,000.00
                                          =====================================================

 Cash Disbursements
  Sales & Marketing Expense
         Advertising                          $ 600,000.00      $ 700,000.00    $ 9,000,000.00
         Direct Mail                           $ 45,000.00       $ 45,000.00    $ 1,725,000.00
         Entertainment                        $ 240,000.00      $ 240,000.00      $ 960,000.00
         Literature                            $ 25,000.00       $ 25,000.00      $ 325,000.00
         Promotions                           $ 135,000.00      $ 135,000.00    $ 3,445,000.00
         Sales Staff                        $ 1,000,000.00    $ 1,000,000.00    $ 4,000,000.00
         Support Staff                        $ 350,000.00      $ 350,000.00    $ 1,470,000.00
         Trade Shows                           $ 24,000.00       $ 24,000.00      $ 620,000.00
         Travel                               $ 240,000.00      $ 240,000.00    $ 1,100,000.00
                                          -----------------------------------------------------
               Total Sales & Marketing      $ 2,659,000.00    $ 2,759,000.00   $ 22,645,000.00
                                          -----------------------------------------------------

   General & Admisitrative Expenses
         Accounting Services                   $ 35,000.00       $ 40,000.00      $ 160,000.00
         Connectivity                          $ 10,800.00       $ 10,800.00       $ 59,400.00
         Credit Card Processing             $ 2,340,000.00    $ 2,925,000.00    $ 9,067,500.00
         Customer Support                      $ 18,000.00       $ 21,000.00       $ 79,500.00
         Entertainment                         $ 25,000.00       $ 25,000.00      $ 137,500.00
         Hosting Fees                          $ 48,000.00       $ 48,000.00      $ 264,000.00
         Legal Services                        $ 30,000.00       $ 30,000.00      $ 165,000.00
         Long Distance                         $ 14,000.00       $ 16,000.00       $ 64,000.00
         Management Salaries                  $ 215,000.00      $ 215,000.00    $ 1,182,500.00
         Office Rent                           $ 22,200.00       $ 22,200.00      $ 122,100.00
         Office Supplies                        $ 5,000.00        $ 5,000.00       $ 27,500.00
         Payroll Tax                           $ 18,597.50       $ 18,597.50      $ 102,286.25
         Phone                                  $ 8,000.00        $ 9,000.00       $ 37,500.00
                                          -----------------------------------------------------
               Total G & A Expense          $ 2,789,597.50    $ 3,385,597.50   $ 11,468,786.25
                                          -----------------------------------------------------

  Research & Development Expenses
         Application Development               $ 25,000.00       $ 25,000.00      $ 567,000.00
         Equipment                             $ 50,000.00       $ 50,000.00      $ 300,000.00
                                          -----------------------------------------------------
               Total R & D Expense             $ 75,000.00       $ 75,000.00      $ 867,000.00
                                          -----------------------------------------------------

                                          =====================================================
         Total Cash Disbursements           $ 5,523,597.50    $ 6,219,597.50   $ 34,980,786.25
                                          =====================================================


   Gross proceeds from sale of stock                $ -               $ -      $ 28,500,000.00
   15% commission (if b/d is used)                  $ -               $ -       $ 4,275,000.00
      Net proceeds from sale of stock               $ -               $ -      $ 24,225,000.00

   Income Tax                              $ 29,545,390.85   $ 37,173,990.86  $ 113,658,712.26

                                          =====================================================
 Ending Cash                              $ 155,229,089.84  $ 224,335,501.49  $ 224,335,501.49
                                          =====================================================



                                          Financial Projections - Balance Sheet
                                           For Years Ending December 2000-2005

                                                                    2000              2001             2002
Assets
    Current Assets
         Cash                                               $ 10,000,000.00   $ 10,000,000.00  $ 10,000,000.00
         Marketable Securities                               $ 9,157,643.25   $ 22,392,354.90  $ 49,543,166.55
         Computer Hardware                                     $ 120,000.00       $120,000.00     $ 170,000.00
         Accumulated Depreciation - Computer Hardware                            $ (24,000.00)    $ (58,000.00)
         Computer Software                                   $ 1,500,000.00    $ 1,600,000.00   $ 1,625,000.00
         Accumulated Depreciation - Computer Software                           $ (300,000.00)   $ (620,000.00)
         Office Equipmemt                                       $ 25,000.00       $ 25,000.00      $ 25,000.00
         Accumulated Depreciation - Office Equipment                              $ (5,000.00)     $(10,000.00)
         Office Furniture                                       $ 10,000.00       $ 10,000.00      $ 10,000.00
         Accumulated Depreciation - Office Furniture                              $ (2,000.00)     $ (4,000.00)
                                                          -----------------------------------------------------
            Total Current Assets                            $ 20,812,643.25   $ 33,923,354.90  $ 60,902,166.55


                                                          =====================================================
    Total Assets                                            $ 20,812,643.25   $ 33,923,354.90  $ 60,902,166.55
                                                          =====================================================

Liabilities
    Current Liabilities
       Accounts/Notes Payable                                        $ -               $ -              $ -
                                                           -----------------------------------------------------
    Total Liabilities                                                $ -          $      -         $      -

Stockholder's Equity
    9,500,000 shares issued and
    outstanding par value of $.001                               $ 9,500.00        $ 9,500.00       $ 9,500.00
    Capital in excess of par value                          $ 20,803,143.25   $ 33,913,854.90  $ 61,892,666.55
                                                          -----------------------------------------------------

    Total Stockholder's Equity                              $ 20,812,643.25   $ 33,923,354.90  $ 60,902,166.55


                                                          =====================================================
    Total Liabilities and Stockholder's Equity              $ 20,812,643.25   $ 33,923,354.90  $ 60,902,166.55
                                                          =====================================================

                                          Financial Projections - Balance Sheet
                                           For Years Ending December 2000-2005
                                                       (Continued)



                                                                   2003                        2004                        2005
Assets
      Current Assets
             Cash                                            $ 10,000,000.00            $ 10,000,000.00            $ 10,000,000.00
             Marketable Securities                           $ 90,298,078.20           $ 145,229,089.84           $ 214,335,501.49
             Computer Hardware                                  $ 220,000.00               $ 270,000.00               $ 320,000.00
             Accumulated Depreciation - Computer Hardware       $(102,000.00)              $(156,000.00)             $ (218,000.00)
             Computer Software                                $ 1,650,000.00             $ 1,675,000.00             $ 1,700,000.00
             Accumulated Depreciation - Computer Software     $  (945,000.00)            $(1,275,000.00)            $(1,610,000.00)
             Office Equipmemt                                    $ 25,000.00                $ 25,000.00                $ 25,000.00
             Accumulated Depreciation - Office Equipment        $ (15,000.00)              $ (20,000.00)             $  (25,000.00)
             Office Furniture                                    $ 10,000.00                $ 10,000.00                $ 10,000.00
             Accumulated Depreciation - Office Furniture        $  (6,000.00)               $ (8,000.00)              $ (10,000.00)
                                                          --------------------------------------------------------------------------
                Total Current Assets                        $ 101,471,828.20           $ 156,204,339.84           $ 225,101,001.49

                                                          ==========================================================================
      Total Assets                                          $ 101,471,828.20           $ 156,204,339.84           $ 225,101,001.49
                                                          ==========================================================================

Liabilities
      Current Liabilities
         Accounts/Notes Payable                                     $ -                        $ -                        $ -
                                                           -------------------------------------------------------------------------
      Total Liabilities                                         $     -                    $     -                    $     -

Stockholder's Equity
      9,500,000 shares issued and
      outstanding par value of $.00                               $ 9,500.00                 $ 9,500.00                 $ 9,500.00
      Capital in excess of par value                        $ 101,462,328.20           $ 156,194,839.84           $ 225,091,501.49
                                                           -------------------------------------------------------------------------

      Total Stockholder's Equity                            $ 101,471,828.20           $ 156,204,339.84           $ 225,101,001.49


                                                           =========================================================================
      Total Liabilities and Stockholder's Equity            $ 101,471,828.20           $ 156,204,339.84           $ 225,101,001.49
                                                           =========================================================================